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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: NOVEMBER 25, 2003

              (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 2003


                            SILVERLEAF RESORTS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-13003                                         75-2250990
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(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


1221 RIVER BEND DRIVE, SUITE 120, DALLAS, TEXAS            75247
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                  214-631-1166
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  Not applicable

(b)  Not applicable

(c)  The following are furnished as Exhibits to this Report:


    Exhibit No.                             Description

     10.1         Third Amendment to Amended and Restated Receivables Loan and
                  Security Agreement dated November 21, 2003 between the Company and Heller Financial, Inc.

     10.2 Fifth Amendment to Second Amended and Restated Inventory Loan and Security Agreement and Modification of Notes dated
                  November 21, 2003 between the Company and Heller Financial,
                  Inc.

     10.3         Second Amendment to Amended and Restated Revolving Credit
                  Agreement dated October 1, 2003 between the Company, Sovereign
                  Bank and Liberty Bank

     10.4         Amendment dated November 17, 2003 between the Company and
                  Textron Financial Corporation (Tranche A)

     10.5         Amendment dated November 17, 2003 between the Company and
                  Textron Financial Corporation (Tranche B)

     10.6         Amendment dated November 17, 2003 between the Company and
                  Textron Financial Corporation (Tranche C)

     10.7         Amendment dated November 17, 2003 between the Company and
                  Textron Financial Corporation (Inventory Loan)

     99.1         Press Release dated November 25, 2003 issued by the Company


ITEM 9.  REGULATION FD DISCLOSURE

Pursuant to Item 9, "Regulation FD Disclosure," information is being furnished with respect to the Registrant's press release, issued on November 25, 2003, announcing that the Registrant has entered into amendments to its loan agreements with its senior lenders, copies of which amendments are filed as exhibits hereto. A copy of the press release issued on November 25, 2003, is furnished as Exhibit No. 99.1 to this Report on Form 8-K. The Registrant's reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SILVERLEAF RESORTS, INC.




         Dated:   November 25, 2003            By:  /s/ ROBERT E. MEAD
                                                   -----------------------------
                                               Name:    Robert E. Mead
                                               Title:   Chairman and Chief
                                                        Executive Officer


         Dated:   November 25, 2003            By:  /s/ HARRY J. WHITE, JR.
                                                   -----------------------------
                                               Name:    Harry J. White, Jr.
                                               Title:   Chief Financial Officer